Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Balance Sheets [Abstract]
Preferred stock, par value	$ 0.01	$ 0.01	$ 0.01
Preferred stock, shares authorized	2,000	2,000	2,000
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	250,000	250,000	250,000
Common stock, shares issued	115,963	115,291	114,535
Common stock, shares outstanding	114,520	113,132	110,106